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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549


                       ----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15[D] OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------


                   DATE OF INITIAL REPORT: September 25, 1998

                  --------------------------------------------

                      INTERNATIONAL MERCANTILE CORPORATION


          MISSOURI                    0-7693                     43-0970243

[STATE OF OTHER JURISDICTION       [COMMISSION                [IRS EMPLOYER
     OF INCORPORATION]               FILE NO.]              IDENTIFICATION NO.]
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
     P.O. BOX 340 OLNEY MARYLAND                              70808
[ADDRESS OF PRINCIPAL EXECUTIVE OFFICES]                    [ZIP CODE]
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      REGISTRANTS'S TELEPHONE NUMBER, INDICATING AREA CODE: (301) 774-6913

                    7979 OLD GEORGETOWN RD BETHESDA MD 20814
                                [FORMER ADDRESS]

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                  ITEM #2 ACQUISITION OR DISPOSITION OF ASSETS

On 8-31-98 the a Registrant sold $3,000,000 of it's preferred non-voting stock for $3,000,000 of publicly traded securities. The Registrant issued it's class 2 non-voting Preferred stock which pays a 6% coupon in the Registrants restricted class "A" common stock. The transaction was subject to the Registrant changing it's articles and authorizing the necessary number and classes of stock and the transfer of the buyer securities to the Registrants security account. Both of these conditions were met on September 11th, 1998 at the Registrants annual share holder meeting.

Attached hereto as Exhibit 1, is the press release, the agreement between the parties and proforma balance sheet of the registrant post acquisition.

The Registrant entered into a letter of intent on 8-24-98 with Union
Express Mortgage to acquire 100% of the outstanding stock of the corporation. On
September 21st the Registrant signed a definitive agreement for the acquisition of Union Express Mortgage in exchange for 400,000 of restricted class "A" common shares of the Registrant's. The acquisition will increase the Registrants mortgage production by over $3,000,000 per month and increase the net worth of Registrant's by $400,000.

Attached hereto as Exhibit 2, is the press release, the agreement between the parties and proforma balance sheet of the registrant post acquisition.

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                              ITEM #5 OTHER EVENTS

The Registrant plans to focus on the acquisition of financial services assets and to grow it's Mortgage operation. Currently several other acquisitions are planned and in process.
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                               ITEM #7 EXHIBITS

Attached is exhibit 1 which includes the acquisition agreement between registrant and Oxford and registrant's pro-forma balance sheet and income statement.

Attached is exhibit 2 which includes the acquisition agreement between registrant and Union Express Mortgage and Registrant's pro-forma balance sheet and income statement.
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 SIGNATURES
-----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.

                                 INTERNATIONAL MERCANTILE CORPORATION

Date  9/29/98                    By /s/ FREDERIC RICHARDSON
     -----------                    ----------------------------------
                                    Frederic Richardson, President

Date  9/29/98                    By  /s/ MAX APPLE
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                                    Max Apple, Secretary
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       INTERNATIONAL MERCANTILE CORPORATION AND SUBSIDIARIES
            PROFORMA COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 1998

                                                        6/30/98       9/30/98              3/31/98      Combination         IMTL
                                                      IMTL & UMI      Oxford                 UEMC       Elimination       Combined
                                                    -------------    ---------           ----------    -------------     -----------
ASSETS

Current Assets
      Cash                                              $146,747                                                           $146,747
      Marketable securities                             $367,000     $3,000,000                                          $3,367,000
      Due from affiliates                               $383,517                                                           $383,517
      Accounts receivable                                                                                                        $0
      Mortgages receivable                              $312,700                                                           $312,700
                                                    -------------    -----------         ----------    -------------   -------------
                                                      $1,209,964     $3,000,000                  $0             $0       $4,209,964
Plant Assets
      Furniture, fixtures & equipment (net)              $15,141                            $20,692                         $35,833
      Building and land (net)                                                                                                    $0
                                                    -------------    -----------         ----------    -------------   -------------
                                                         $15,141             $0             $20,692             $0          $35,833
Other Assets
      Intangibles (net)                                  $49,209                                                            $49,209
      Organization costs (net)                                                               $1,215                          $1,215
      Goodwill (net)                                  $2,120,186                                          $378,093       $2,498,279
                                                    -------------    -----------         ----------    -------------   -------------
                                                      $2,169,395             $0              $1,215       $378,093       $2,548,703
                                                    -------------    -----------         ----------    -------------   -------------
TOTAL ASSETS                                          $3,394,500     $3,000,000             $21,907       $378,093       $6,794,500
                                                    =============    ===========         ==========    =============   =============

LIABILITIES & STOCKHOLDER'S EQUITY

Current Liabilities
      Accounts payable and accrued expenses             $544,649                            $13,020                        $557,669
      Payroll tax payables                                                                     $410                            $410
      Loan payable                                      $527,494                                                           $527,494
      Warehouse loan payable                            $297,065                                                           $297,065
      Deferred income                                    $15,635                                                            $15,635
                                                    -------------    -----------         ----------    -------------   -------------
                                                      $1,384,843             $0             $13,430             $0       $1,398,273
Long-term Liabilities
      Due to related parties                            $180,263                             $4,263                        $184,526
                                                    -------------    -----------         ----------    -------------   -------------
                                                        $180,263             $0              $4,263             $0         $184,526
                                                    -------------    -----------         ----------    -------------   -------------
TOTAL LIABILITIES                                     $1,565,106             $0             $17,693             $0       $1,582,799

STOCKHOLDER'S EQUITY
      Common stock                                    $3,976,282                                                $0       $3,976,282
      Additional paid-in-capital (common)             $8,978,462                                                $0       $8,978,462
      Preferred stock                                                $3,000,000                           $382,307       $3,382,307
      Retained earnings                             ($10,311,167)                            $4,214        ($4,214)    ($10,311,167)
                                                    -------------    -----------         ----------    -------------   -------------
                                                      $2,643,577     $3,000,000              $4,214       $378,093       $6,025,884
      Less: Treasury stock at cost                      $814,183                                                           $814,183
                                                    -------------    -----------         ----------    -------------   -------------
TOTAL STOCKHOLDER'S EQUITY                            $1,829,394     $3,000,000              $4,214       $378,093       $5,211,701
                                                    -------------    -----------         ----------    -------------   -------------
TOTAL LIABILITIES & STOCKHOLDER'S EQUITY              $3,394,500     $3,000,000             $21,907       $378,093       $6,794,500
                                                    =============    ===========         ==========    =============   =============
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     Note: Does not include Founders Insurance Company, Ltd. or Innovest
     Quantitative USA, LLC.



             INTERNATIONAL MERCANTILE CORPORATION AND SUBSIDIARIES
                   PROFORMA COMBINED STATEMENT OF OPERATIONS
                FOR THE TWELVE MONTHS BEGINNING OCTOBER 1, 1998

                                                                                                         Combination      IMTL
                                                 UMI              MUSA           UEMC                    Elimination    Combined
                                              ---------        ----------     ----------    ---------    -----------   -----------
REVENUES
      Retail origination fees                  $405,600        $1,193,617     $1,521,000                               $3,120,217
      Wholesale origination fees               $472,500                                                                  $472,500
      Processing/underwriting fees             $252,225                                                                  $252,225
      Warehouse interest                       $295,001                                                                  $295,001
      Gain on bulk sale                        $153,825                                                                  $153,825
      Real estate rental income                                  $158,572                                                $158,572
      Other income/adjustments                                   ($72,159)                                               ($72,159)
      Commercial brokerage                                                      $250,000                                 $250,000
                                             ----------        ----------     ----------    ----------    ----------   -----------
      Total revenues                         $1,579,151        $1,280,030     $1,771,000           $0            $0    $4,630,181

SELLING EXPENSES
      Commissions - retail                     $202,800           $59,191       $760,500                               $1,022,491
      Commissions - wholesale                   $70,875                                                                   $70,875
      Commissions - commercial                                                  $125,000
      Marketing                                  $6,706            $2,019        $19,200                                  $27,925
                                             ----------        ----------     ----------    ----------    ----------   -----------
      Total selling expenses                   $280,381           $61,210       $904,700           $0            $0    $1,121,291

GENERAL & ADMIN. EXPENSES
      Business insurance                         $6,000           $12,213                                                 $18,213
      Legal, acounting, audit                    $4,500           $18,644                                                 $23,144
      Licenses and bonds                         $3,000                                                                    $3,000
      Mortgage-related expenses                                  $179,582         $4,800
      Office equipment                          $15,000            $6,214         $6,600                                  $27,814
      Office expense                            $60,000           $68,428        $24,600                                 $153,028
      Office rent and repairs                   $75,000           $65,975        $54,600                                 $195,575
      Other expenses                                              $36,907
      Payroll taxes and benefits               $111,766           $64,529                                                $176,295
      Software                                   $3,000                                                                    $3,000
      Telephone                                 $18,000           $10,509        $14,400                                  $42,909
      Wages                                    $532,218          $527,238       $284,600                               $1,344,056
      Warehouse interest                       $258,702           $24,597                                                $283,299
      Warehouse transaction fees                $55,617                                                                   $55,617
                                             ----------        ----------     ----------    ----------    ----------   -----------
      Total general & admin. expenses        $1,142,803        $1,014,836       $389,600           $0            $0    $2,325,950
                                             ----------        ----------     ----------    ----------    ----------   -----------
      Total expenses                         $1,423,184        $1,076,046     $1,294,300           $0            $0    $3,447,241
                                             ----------        ----------     ----------    ----------    ----------   -----------
PRE-TAX INCOME                                 $155,967          $203,984       $476,700           $0            $0    $1,182,940
                                             ==========        ==========     ==========    ==========    ==========   ===========
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